UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2015

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2015, EXCO Resources, Inc. (the “Company”) filed an amendment to its Charter (as defined below) to effect the Opportunity Waiver Limitation (as defined below), which is expected to become effective after customary processing and acceptance by the Secretary of State of the State of Texas (the “Opportunity Waiver Limitation Amendment”).

The foregoing description of the Opportunity Waiver Limitation Amendment does not purport to be complete and is qualified in its entirety by reference to the description of the Opportunity Waiver Limitation Amendment contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 2, 2015, and the Company’s Charter, as amended by the Opportunity Waiver Limitation Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results from the Special Meeting of Shareholders (the “Special Meeting”) held by the Company on November 16, 2015:

1.	Proposal to approve an amendment to the Company’s Amended and Restated Certificate of Formation (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Company’s board of directors, (i) effect a reverse share split with respect to the Company’s issued and outstanding common shares, par value $0.001 per share (the “Common Shares”), including shares held by the Company as treasury shares, at a ratio of between 1-for-2 and 1-for-10, with the ratio within such range to be determined at the discretion of the Company’s board of directors, and (ii) effect a proportional reduction in the number of authorized Common Shares from 780.0 million Common Shares to between 390.0 million Common Shares and 78.0 million Common Shares.

Number of Shares

For	244,248,404

Against	13,638,967

Abstain	695,532

Broker Non-Votes	N/A

2.	Proposal to approve an amendment to the Company’s Charter, in substantially the form attached to the proxy statement as Annex B, to limit the waiver of the duty of directors to present corporate opportunities to the Company solely to C. John Wilder (the “Opportunity Waiver Limitation”).

Number of Shares

For	192,696,957

Against	4,507,329

Abstain	641,480

Broker Non-Votes	60,737,137

3.	Proposal to approve any adjournments of the Company’s Special Meeting, if necessary or appropriate, to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to adopt the foregoing proposals.

Number of Shares

For	242,755,115

Against	13,356,849

Abstain	1,387,957

Broker Non-Votes	1,082,982

Each of the proposals acted upon by the Company’s shareholders at the Special Meeting received a sufficient number of votes to be approved.

Section 8 – Other Events

Item 8.01. Other Events.

On November 16, 2015, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Formation of EXCO Resources, Inc., as amended.

99.1	Press Release, dated November 16, 2015, issued by EXCO Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: November 16, 2015	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Formation of EXCO Resources, Inc., as amended.

99.1	Press Release, dated November 16, 2015, issued by EXCO Resources, Inc.